UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                   ____________

                                     FORM 8-K

                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       March 10, 2010 (March 10, 2010)
                                   ____________

                          DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           Florida                      0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                  ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On March 10, 2010, Dialysis Corporation of America issued a press release announcing its financial results for the year ended December 31, 2009. A copy of the March 10, 2010 press release is attached as an exhibit to this Current Report, and is incorporated herein by reference.

     The information furnished pursuant to this Item 2.02, including the Exhibit (99)(i), shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

    As previously announced in its press release on February 26, 2010, Dialysis Corporation of America will be hosting a conference call in conjunction with the press release of its financial results attached as the exhibit to this current report. The conference call will be held on Thursday, March 11, 2010 at 10:00 a.m. EST. The call is accessible either by dialing (866) 238-0826 (enter attendee passcode 1437866), or by audio simulcast on the internet through the company's website at http://www.dialysiscorporation.com/companyinfo/investorrelations.htm. A copy of this current report on Form 8-K and the attached press release announcing the financial results for fiscal 2009 will be available through the company's website, www.dialysiscorporation.com, under the "Investor Relations - SEC Filings" tabs. An audio replay of the conference call will be available on the company's website for a period of thirty days following the conference call.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         (99) Additional Exhibits

             (i) Press Release dated March 10, 2010


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIALYSIS CORPORATION OF AMERICA

                                     /s/ Stephen W. Everett
                                  By______________________________
                                     STEPHEN W. EVERETT
                                     President and Chief Executive Officer

Dated:  March 10, 2010

                               EXHIBIT INDEX


Exhibit No.
----------

 (99)(i) Press Release dated March 10, 2010




                                JAFFE LAW, LLC
                              777 Terrace Avenue
                         Hasbrouck Heights, NJ 07604
                         Telephone: (201)288-8282
                         Facsimile: (201) 288-8208
                          Email: jmj@lawjaffe.com

                              March 10, 2010

Division of Corporation Finance
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

     RE: Dialysis Corporation of America Current Report on Form 8-K
         Commission File No. 0-8527

Gentlemen:

     Enclosed is the aforementioned company's Current Report on Form 8-K and exhibit pursuant to the requirements of the Securities Exchange Act of 1934, which is being furnished pursuant to the Commission's EDGAR system.

                                  Very truly yours,

                                  JAFFE LAW, LLC

                                       /s/Joshua M. Jaffe
                                  By: _____________________________
                                      Joshua M. Jaffe


JMJ:naf
Enclosure
cc: Nasdaq Stock Market, Inc.